UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 5, 2004

Toll Brothers, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-09186	23-2416878

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3103 Philmont Avenue, Huntingdon Valley, PA 19006

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (215) 938-8000

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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c). Exhibits.

            The following Exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Item

99.1*	Press release of Toll Brothers, Inc. dated August 5, 2004.

Item 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

            On August 5, 2004, Toll Brothers, Inc. issued a press release containing preliminary information about its three-month and nine-month periods ended July 31, 2004 homebuilding revenues and new contracts signed, and the value of its backlog at July 31, 2004, a copy of which release is attached hereto as 99.1 to this report.

            The information hereunder shall not be deemed to be “filed” for the purposes of Section 18 of the Securities ExchangeAct of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

* Filed electronically herewith.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 5, 2004	TOLL BROTHERS, INC.

By: Joseph R. Sicree

Joseph R. Sicree
Vice President, Chief
Accounting Officer